EXHIBIT 99.1
                                                                    ------------

NEWS                                                                  Boston
FOR IMMEDIATE RELEASE                                                 Scientific


                                                   Boston Scientific Corporation
                                                   One Boston Scientific Place
                                                   Natick, MA 01760-15337

                                                   508-650-8000

                                                   www.bostonscientific.com

                           BOSTON SCIENTIFIC ANNOUNCES
                              THIRD QUARTER RESULTS



Natick, MA (October 19, 2004) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for its third quarter ended September 30, 2004.

HIGHLIGHTS:
-----------

     o    Net sales of $1.482 billion, an increase of 69%
     o    Worldwide stent revenue of $686 million, an increase of 405%
     o    Gross margins of 79%
     o Net income, excluding net special charges, of $404 million, an increase of 195%
     o    Earnings per share, excluding net special charges, of $0.47 per share

Net sales for the third quarter were $1.482 billion as compared to $876 million for the third quarter of 2003, an increase of 69 percent. Excluding the favorable impact of $32 million of foreign currency fluctuations, net sales were $1.45 billion, an increase of 66 percent. Worldwide coronary stent sales for the third quarter were $686 million as compared to $136 million for the third quarter of 2003, an increase of approximately 405 percent. Worldwide sales of our TAXUS(TM) Express(2)(TM) paclitaxel-eluting coronary stent system during the quarter were $640 million.

Reported net income for the quarter, including net special charges of $146 million (after-tax), was $258 million, or $0.30 per share, as compared to reported net income of $124 million, or $0.15 per share, in the third quarter of 2003. The net special charges include a $71 million enhancement to the Company's 401(k) retirement plan and a $75 million provision for legal and regulatory exposures.

Net income for the quarter, excluding net special charges, increased 195 percent to $404 million, or $0.47 per share, as compared to $137 million, or $0.16 per share, excluding net special charges, in the third quarter of 2003. The results also include a $0.03 dilution to earnings from the operating results of Advanced Bionics, which Boston Scientific acquired on June 1, 2004.


                                   -- more --

Boston Scientific Corporation/Page 2
October 19, 2004

"With nearly 70 percent sales growth, 200 percent earnings growth and 80 percent gross margins, this quarter was one of the best performances in our history," said Jim Tobin, President and Chief Executive Officer of Boston Scientific. "The quarter also saw the continued broad acceptance of our TAXUS coronary stent system, which is proving itself to be the revolutionary technology we had hoped it would become. We also made progress during the quarter on our next-generation coronary stent system as well as several other promising projects in our pipeline."

Boston Scientific officials will be discussing these and other issues with analysts on a conference call at 9:00 a.m. (ET) Tuesday, October 19. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for 10 business days on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

The Company discloses non-GAAP or pro forma measures that exclude certain charges. Non-GAAP measures may exclude such items as charges related to purchased in-process research and development and certain litigation. Management uses these measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in the Company's business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, financial reporting measures prepared in accordance with GAAP.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, the Company's relationship with third parties, the Company's overall business strategy, and other factors described in the Company's filings with the Securities and Exchange Commission.


                                            CONTACT: Milan Kofol
                                            508-650-8569
                                            Investor Relations
                                            Boston Scientific Corporation

                                            Paul Donovan
                                            508-650-8541
                                            Media Relations
                                            Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                                 Three Months Ended                     Three Months Ended
                                                                 September 30, 2004                     September 30, 2003
                                                          ---------------------------------      ---------------------------------
In millions, except per share data                        Reported   Adjustments   Adjusted      Reported   Adjustments   Adjusted
----------------------------------------------------------------------------------------------------------------------------------
Net sales                                                 $ 1,482                   $ 1,482      $   876                   $   876
Cost of products sold                                         309                       309          243                       243
                                                          ---------------------------------      ---------------------------------
Gross profit                                                1,173                     1,173          633                       633

Selling, general and administrative expenses                  504      $  (110)         394          295                       295
Amortization expense                                           34                        34           21                        21
Royalties                                                      57                        57           15                        15
Research and development expenses                             145                       145          113                       113
Purchased research and development                                                                     8      $    (8)
Litigation-related charges                                     75          (75)                        8           (8)
                                                          ---------------------------------      ---------------------------------
                                                              815         (185)         630          460          (16)         444
                                                          ---------------------------------      ---------------------------------
Operating income                                              358          185          543          173           16          189

Other income (expense):
Interest expense                                              (19)                      (19)         (12)                      (12)
Other, net                                                      9                         9           (3)                       (3)
                                                          ---------------------------------      ---------------------------------

Income before income taxes                                    348          185          533          158           16          174
Income taxes                                                   90           39          129           34            3           37
                                                          ---------------------------------      ---------------------------------

Net income                                                $   258      $   146      $   404      $   124      $    13      $   137
                                                          =================================      =================================



Net income per common share - assuming dilution           $  0.30                   $  0.47      $  0.15                   $  0.16
                                                          =======                   =======      =======                   =======

Weighted average shares outstanding - assuming dilution     861.0                     861.0        845.4                     845.4
                                                          =======                   =======      =======                   =======

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                                                 Nine Months Ended                      Nine Months Ended
                                                                 September 30, 2004                     September 30, 2003
                                                          ---------------------------------      ---------------------------------
In millions, except per share data                        Reported   Adjustments   Adjusted      Reported   Adjustments   Adjusted
----------------------------------------------------------------------------------------------------------------------------------

Net sales                                                 $ 4,024                   $ 4,024      $ 2,537                   $ 2,537
Cost of products sold                                         964                       964          704                       704
                                                          ---------------------------------      ---------------------------------
Gross profit                                                3,060                     3,060        1,833                     1,833

Selling, general and administrative expenses                1,227      $  (110)       1,117          858                       858
Amortization expense                                           82                        82           62                        62
Royalties                                                     131                       131           40                        40
Research and development expenses                             411                       411          324                       324
Purchased research and development                             64          (64)                       33      $   (33)
Litigation-related charges                                     75          (75)                       15          (15)
                                                          ---------------------------------      ---------------------------------
                                                            1,990         (249)       1,741        1,332          (48)       1,284
                                                          ---------------------------------      ---------------------------------
Operating income                                            1,070          249        1,319          501           48          549

Other income (expense):
Interest expense                                              (44)                      (44)         (35)                      (35)
Other, net                                                      9                         9           (7)                       (7)
                                                          ---------------------------------      ---------------------------------

Income before income taxes                                  1,035          249        1,284          459           48          507
Income taxes                                                  270           39          309          124            3          127
                                                          ---------------------------------      ---------------------------------

Net income                                                $   765      $   210      $   975      $   335      $    45      $   380
                                                          =================================      =================================


Net income per common share - assuming dilution           $  0.89                   $  1.14      $  0.40                   $  0.45
                                                          =======                   =======      =======                   =======

Weighted average shares outstanding - assuming dilution     858.7                     858.7        844.7                     844.7
                                                          =======                   =======      =======                   =======

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                                         September 30,      December 31,
In millions                                                                  2004               2003
--------------------------------------------------------------------------------------------------------
Assets
Current assets:
   Cash, cash equivalents and short-term investments                     $       1,542     $         752
   Trade accounts receivable, net                                                  846               542
   Inventories                                                                     314               281
   Other current assets                                                            321               305
                                                                         -------------     -------------
         Total current assets                                                    3,023             1,880

Property, plant and equipment, net                                                 839               744
Intangible assets, net                                                           3,327             2,461
Investments                                                                        645               558
Other assets                                                                       149                56
                                                                         -------------     -------------
                                                                         $       7,983     $       5,699
                                                                         =============     =============

Liabilities and Stockholders' Equity
Current liabilities:
   Borrowings due within one year                                        $         756     $         553
   Accounts payable and accrued expenses                                           934               675
   Other current liabilities                                                       181               165
                                                                         -------------     -------------
         Total current liabilities                                               1,871             1,393

Long-term debt                                                                   1,740             1,172
Other long-term liabilities                                                        367               272

Stockholders' equity                                                             4,005             2,862
                                                                         -------------     -------------
                                                                         $       7,983     $       5,699
                                                                         =============     =============

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)

                                                                      WORLDWIDE TOTAL
                                         ------------------------------------------------------------------------
                                              Three Months Ended
                                                  September 30,                              Change
                                         ------------------------------------------------------------------------
                                                                                As Reported           Constant
In millions                                   2004               2003          Currency Basis      Currency Basis
                                         --------------     --------------     --------------      --------------
DOMESTIC                                 $          979     $          481                104%                104%



EUROPE                                              236                166                 42%                 30%
JAPAN                                               144                136                  6%                  0%
INTER-CONTINENTAL                                   123                 93                 32%                 28%
                                         --------------     --------------     --------------      --------------
INTERNATIONAL                                       503                395                 27%                 19%

                                         --------------     --------------     --------------      --------------
WORLDWIDE                                $        1,482     $          876                 69%                 66%
                                         ==============     ==============     ==============      ==============


                                                                      WORLDWIDE TOTAL
                                         ------------------------------------------------------------------------
                                                Nine Months Ended
                                                  September 30,                              Change
                                         ------------------------------------------------------------------------
                                                                                As Reported           Constant
In millions                                   2004               2003          Currency Basis      Currency Basis
                                         --------------     --------------     --------------      --------------

DOMESTIC                                 $        2,499     $        1,442                 73%                 73%



EUROPE                                              707                476                 49%                 35%
JAPAN                                               456                396                 15%                  6%
INTER-CONTINENTAL                                   362                223                 62%                 53%
                                         --------------     --------------     --------------      --------------
INTERNATIONAL                                     1,525              1,095                 39%                 28%

                                         --------------     --------------     --------------      --------------
WORLDWIDE                                $        4,024     $        2,537                 59%                 54%
                                         ==============     ==============     ==============      ==============

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
DIVISIONAL SUMMARY
(Unaudited)

                                                                      WORLDWIDE TOTAL
                                         ------------------------------------------------------------------------
                                              Three Months Ended
                                                  September 30,                              Change
                                         ------------------------------------------------------------------------
                                                                                As Reported           Constant
In millions                                   2004               2003          Currency Basis      Currency Basis
                                         --------------     --------------     --------------      --------------
Cardiovascular                           $        1,107     $          544                103%                 98%
Electrophysiology                                    32                 27                 19%                 16%
Neurovascular                                        60                 55                  9%                  4%
                                         --------------     --------------     --------------      --------------
CARDIOVASCULAR                                    1,199                626                 92%                 86%

Oncology                                             46                 43                  7%                  4%
Endoscopy                                           157                147                  7%                  3%
Urology                                              66                 60                 10%                 11%
                                         --------------     --------------     --------------      --------------
ENDOSURGERY                                         269                250                  8%                  5%

Neuromodulation                                      14                                   N/A                 N/A

                                         --------------     --------------     --------------      --------------
WORLDWIDE                                $        1,482     $          876                 69%                 66%
                                         ==============     ==============     ==============      ==============

                                                                      WORLDWIDE TOTAL
                                         ------------------------------------------------------------------------
                                                Nine Months Ended
                                                  September 30,                              Change
                                         ------------------------------------------------------------------------
                                                                                As Reported           Constant
In millions                                   2004               2003          Currency Basis      Currency Basis
                                         --------------     --------------     --------------      --------------

Cardiovascular                           $        2,922     $        1,578                 85%                 79%
Electrophysiology                                    95                 82                 16%                 13%
Neurovascular                                       186                161                 16%                 10%
                                         --------------     --------------     --------------      --------------
CARDIOVASCULAR                                    3,203              1,821                 76%                 70%

Oncology                                            137                122                 12%                  8%
Endoscopy                                           474                429                 10%                  6%
Urology                                             189                165                 15%                 13%
                                         --------------     --------------     --------------      --------------
ENDOSURGERY                                         800                716                 12%                  8%

Neuromodulation                                      21                                   N/A                 N/A

                                         --------------     --------------     --------------      --------------
WORLDWIDE                                $        4,024     $        2,537                 59%                 54%
                                         ==============     ==============     ==============      ==============